Exhibit 10.11

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN SECTIONS 5.3 AND 5.4 BELOW, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

WARRANT TO PURCHASE STOCK
Warrant No. CSW-005

Company: Quantenna Communications, Inc., a Delaware corporation
Number of Shares: As set forth in Paragraph A below
Type/Series of Stock: Common Stock, $0.0001 par value per share
Warrant Price: $0.08 per Share, subject to adjustment
Issue Date: May 17, 2016
Expiration Date: May 16, 2026    See also Section 5.1(b).
Credit Facility: This Warrant to Purchase Stock ("Warrant") is issued in connection with that certain Loan and Security Agreement of even date herewith between Silicon Valley Bank and the Company (as amended and/or modified and in effect from time to time, the "Loan Agreement").

THIS WARRANT CERTIFIES THAT, for good and valuable consideration, SILICON VALLEY BANK (together with any successor or permitted assignee or transferee of this Warrant or of any shares issued upon exercise hereof, "Holder") is entitled to purchase up to such number of fully paid and non-assessable shares of the above-stated Type/Series of Stock (the "Class") of the above-named company (the "Company") as determined pursuant to Paragraph A below, at the above-stated Warrant Price, subject to the provisions and upon the terms and conditions set forth in this Warrant. Reference is made to Section 5.4 of this Warrant whereby Silicon Valley Bank shall transfer this Warrant to its parent company, SVB Financial Group.

A.    Number of Shares. This Warrant shall be exercisable for the Initial Shares, plus the Additional Shares, if any (collectively, and as may be adjusted from time to time pursuant to the provisions of this Warrant, the "Shares").

(1)    Initial Shares. As used herein, "Initial Shares" means 790,000 shares of the Class, subject to adjustment from time to time pursuant to the provisions of this Warrant.

(2)    Additional Shares. Upon the making of each Mezzanine Term Loan Advance (as defined in the Loan Agreement) to the Company, this Warrant automatically shall become exercisable for such number of additional shares of the Class as shall equal (a) the Additional Shares Pool, multiplied by (b) a fraction, the numerator of which shall equal the amount of such Mezzanine Term Loan Advance and the denominator of which shall equal $10,000,000, subject to adjustment thereafter from time to time in accordance with the provisions of this Warrant. All shares, if any, for which this Warrant becomes exercisable pursuant to this Paragraph A(2) are referred to herein cumulatively as the "Additional Shares".

(3)    Additional Shares Pool. As used herein, "Additional Shares Pool" means 2,370,000 shares of the Class, as such number may be adjusted from time to time in accordance with the provisions of this Warrant (as if the Additional Shares Pool constituted "Shares" at all times for such purpose).

SECTION 1. EXERCISE.

1.1    Method of Exercise. Holder may at any time and from time to time exercise this Warrant, in whole or in part, by delivering to the Company the original of this Warrant together with a duly executed Notice of Exercise in substantially the form attached hereto as Appendix 1 and, unless Holder is exercising this Warrant pursuant to a cashless exercise set forth in Section 1.2, a check, wire transfer of same-day funds (to an account designated by the Company), or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased.

1.2    Cashless Exercise. On any exercise of this Warrant, in lieu of payment of the aggregate Warrant Price in the manner as specified in Section 1.1 above, but otherwise in accordance with the requirements of Section 1.1, Holder may elect to receive Shares equal to the value of this Warrant, or portion hereof as to which this Warrant is being exercised. Thereupon, the Company shall issue to the Holder such number of fully paid and non-assessable Shares as are computed using the following formula:

X = Y(A-B)/A

where:

X =	the number of Shares to be issued to the Holder;

Y =	the number of Shares with respect to which this Warrant is being exercised (inclusive of the Shares surrendered to the Company in payment of the aggregate Warrant Price);

A =	the Fair Market Value (as determined pursuant to Section 1.3 below) of one Share; and

B =	the Warrant Price.

1.3    Fair Market Value. If shares of the Class are then traded or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market (a "Trading Market"), the fair market value of a Share shall be the closing price or last sale price of a share of the Class reported for the Business Day immediately before the date on which Holder delivers this Warrant together with its Notice of Exercise to the Company. If shares of the Class are not then traded in a Trading Market, the Board of Directors of the Company shall determine the fair market value of a Share in its reasonable good faith judgment.

1.4    Delivery of Certificate and New Warrant. Within a reasonable time after Holder exercises this Warrant in the manner set forth in Section 1.1 or 1.2 above, the Company shall deliver to Holder a certificate representing the Shares issued to Holder upon such exercise and, if this Warrant has not been fully exercised and has not expired, a new warrant of like tenor representing the Shares not so acquired.

1.5    Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form, substance and amount to the Company or, in the case of mutilation, on surrender of this Warrant to the Company for cancellation, the Company shall, within a reasonable time, execute and deliver to Holder, in lieu of this Warrant, a new warrant of like tenor and amount.

1.6    Treatment of Warrant Upon Acquisition of Company.

(a)    Acquisition. For the purpose of this Warrant, "Acquisition" means any transaction or series of related transactions involving: (i) the sale, lease, exclusive license, or other disposition of all or substantially all of the assets of the Company; (ii) any merger or consolidation of the Company into or with another person or entity (other than a merger or consolidation effected exclusively to change the Company's domicile), or any other corporate reorganization, in which the stockholders of the Company in their capacity as such immediately prior to such merger, consolidation or reorganization, own less than a majority of the Company's (or the surviving or successor entity's) outstanding voting power immediately after such merger, consolidation or reorganization (or, if such Company stockholders beneficially own a majority of the outstanding voting power of the surviving or successor entity as of immediately after such merger, consolidation or reorganization, such surviving or successor entity is not the Company); or (iii) any sale or other transfer by the stockholders of the Company of shares representing at least a majority of the Company's then-total outstanding combined voting power.

(b)    Treatment of Warrant at Acquisition. In the event of an Acquisition in which the consideration to be received by the Company's stockholders consists solely of cash, solely of Marketable Securities or a combination of cash and Marketable Securities (a "Cash/Public Acquisition"), and the fair market value of one Share as determined in accordance with Section 1.3 above would be greater than the Warrant Price in effect on such date immediately prior to such Cash/Public Acquisition, and Holder has not exercised this Warrant pursuant to Section 1.1 above as to all Shares, then this Warrant shall automatically be deemed to be Cashless Exercised pursuant to Section 1.2 above as to all Shares effective immediately prior to and contingent upon the consummation of a Cash/Public Acquisition. In connection with such Cashless Exercise, Holder shall be deemed to have restated each of the representations and warranties in Section 4 of the Warrant as of the date thereof and the Company shall promptly notify the Holder of the number of Shares (or such other securities) issued upon exercise. In the event of a Cash/Public Acquisition where the fair market value of one Share as determined in accordance with Section 1.3 above would be less than the Warrant Price in effect immediately prior to such Cash/Public Acquisition, then this Warrant will expire immediately prior to the consummation of such Cash/Public Acquisition.

(c)    Upon the closing of any Acquisition other than a Cash/Public Acquisition, the acquiring, surviving or successor entity shall assume the obligations of this Warrant, and this Warrant shall thereafter be exercisable for the same securities and/or other property as would have been paid for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on and as of the closing of such Acquisition, subject to further adjustment from time to time in accordance with the provisions of this Warrant.

(d)    As used in this Warrant, "Marketable Securities" means securities meeting all of the following requirements: (i) the issuer thereof is then subject to the reporting requirements of Section

13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is then current in its filing of all required reports and other information under the Act and the Exchange Act; (ii) the class and series of shares or other security of the issuer that would be received by Holder in connection with the Acquisition were Holder to exercise this Warrant on or prior to the closing thereof is then traded in a Trading Market, and (iii) following the closing of such Acquisition, Holder would not be restricted from publicly re-selling all of the issuer's shares and/or other securities that would be received by Holder in such Acquisition were Holder to exercise this Warrant in full on or prior to the closing of such Acquisition, except to the extent that any such restriction (x) arises solely under federal or state securities laws, rules or regulations, and (y) does not extend beyond six (6) months from the closing of such Acquisition.

SECTION 2. ADJUSTMENTS TO THE SHARES AND WARRANT PRICE.

2.1    Stock Dividends, Splits, Etc. If the Company declares or pays a dividend or distribution on the outstanding shares of the Class payable in additional shares of the Class or other securities or property (other than cash), then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without additional cost to Holder, the total number and kind of securities and property which Holder would have received had Holder owned the Shares of record as of the date the dividend or distribution occurred. If the Company subdivides the outstanding shares of the Class by reclassification or otherwise into a greater number of shares, the number of Shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding shares of the Class are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased.

2.2    Reclassification. Exchange. Combinations or Substitution. Upon any event whereby all of the outstanding shares of the Class are reclassified, exchanged, combined, substituted, or replaced for, into, with or by Company securities of a different class and/or series, then from and after the consummation of such event, this Warrant will be exercisable for the number, class and series of Company securities that Holder would have received had the Shares been outstanding on and as of the consummation of such event, and subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, combinations, substitutions, replacements or other similar events.

2.3    No Fractional Share. No fractional Share shall be issuable upon exercise of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional Share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional Share interest by paying Holder in cash the amount computed by multiplying the fractional interest by (i) the fair market value (as determined in accordance with Section 1.3 above) of a full Share, less (ii) the then-effective Warrant Price.

2.4    Notice/Certificate as to Adjustments. Upon each adjustment of the Warrant Price, Class and/or number of Shares, the Company, at the Company's expense, shall notify Holder in writing within a reasonable time setting forth the adjustments to the Warrant Price, Class and/or number of Shares and facts upon which such adjustment is based. The Company shall, upon written request from Holder, furnish Holder with a certificate of its Chief Financial Officer, including computations of such adjustment and the Warrant Price, Class and number of Shares in effect upon the date of such adjustment.

SECTION 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

3.1    Representations and Warranties. The Company represents and warrants to, and agrees with, the Holder as follows:

(a)    The initial Warrant Price referenced on the first page of this Warrant is not greater than the fair market value of a share of the Class as determined by the most recently completed valuation, approved by the Company's Board of Directors, of the Company's stock for purposes of its compliance with Section 409A of the Internal Revenue Code of 1986, as amended.

(b)    All Shares which may be issued upon the exercise of this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws. The Company covenants that it shall at all times cause to be reserved and kept available out of its authorized and unissued capital stock such number of shares of the Class and other securities as will be sufficient to permit the exercise in full of this Warrant.

(c)    The Company's capitalization table attached hereto as Schedule 1 is true and complete, in all material respects, as of the Issue Date.

3.2    Notice of Certain Events. If the Company proposes at any time to:

(a)    declare any dividend or distribution upon the outstanding shares of the Class, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;

(b)    offer for subscription or sale pro rata to the holders of the outstanding shares of the Class any additional shares of any class or series of the Company's stock (other than pursuant to contractual pre-emptive rights);

(c)    effect any reclassification, exchange, combination, substitution, reorganization or recapitalization of the outstanding shares of the Class;

(d)    effect an Acquisition or to liquidate, dissolve or wind up; or

(e)    effect its initial, underwritten offering and sale of its securities to the public pursuant to an effective registration statement under the Act (the "IPO");

then, in connection with each such event, the Company shall give Holder:

(1)    in the case of the matters referred to in (a) and (b) above, at least seven (7) Business Days prior written notice of the earlier to occur of the effective date thereof or the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of outstanding shares of the Class will be entitled thereto) or for determining rights to vote, if any;

(2)    in the case of the matters referred to in (c) and (d) above at least seven (7) Business Days prior written notice of the date when the same will take place (and specifying the date on which the holders of outstanding shares of the Class will be entitled to exchange their shares for the securities or other property deliverable upon the occurrence of such event and such reasonable information as Holder may reasonably require regarding the treatment of this Warrant in connection with such event giving rise to the notice); and

(3)    with respect to the IPO, at least seven (7) Business Days prior written notice of the date on which the Company proposes to file its registration statement in connection therewith.

The Company will also provide information requested by Holder that is reasonably necessary to enable Holder to comply with Holder's accounting or reporting requirements.

SECTION 4. REPRESENTATIONS, WARRANTIES OF THE HOLDER.

The Holder represents and warrants to the Company as follows:

4.1    Purchase for Own Account. This Warrant and the Shares to be acquired upon exercise of this Warrant by Holder are being acquired for investment for Holder's account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act. Holder also represents that it has not been formed for the specific purpose of acquiring this Warrant or the Shares.

4.2    Disclosure of Information. Holder is aware of the Company's business affairs and financial condition and has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.

4.3    Investment Experience. Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of such Holder's investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.

4.4    Accredited Investor Status. Holder is an "accredited investor" within the meaning of Regulation D promulgated under the Act.

4.5    The Act. Holder understands that this Warrant and the Shares issuable upon exercise hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein. Holder understands that this Warrant and the Shares issued upon any exercise hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available. Holder is aware of the provisions of Rule 144 promulgated under the Act.

4.6    No Voting Rights. Holder, as a Holder of this Warrant, will not have any voting rights until the exercise of this Warrant.

4.7    Market Stand-off. The Holder of this Warrant hereby agrees that such Holder shall not sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, of any common stock (or other securities) of the Company held by the Holder (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of the registration statement for the IPO (or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto). The obligations described in this section shall not apply to a registration relating solely to employee benefit plans on Form S-I or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions and may stamp each certificate with a legend as substantially set forth in Section 5(e) with respect to the shares of common stock (or other securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day (or other) period. The Holder agrees to execute a market stand-off agreement with the underwriters in the offering in customary form consistent with the provisions of this section. Holder's agreements in this Section 4.7 shall be effective only if all directors and officer of the Company, and all holders of one percent (1%) or more of the Company's issued and outstanding common stock calculated on a fully-diluted, as-converted, as-exercised basis, are then bound by substantially similar written agreements with the Company.

SECTION 5. MISCELLANEOUS.

5.1    Term; Automatic Cashless Exercise Upon Expiration.

(a)    Term. Subject to the provisions of Section 1.6 above, this Warrant is exercisable in whole or in part at any time and from time to time on or before 6:00 PM, Pacific time, on the Expiration Date and shall be void thereafter.

(b)    Automatic Cashless Exercise upon Expiration. In the event that, upon the Expiration Date, the fair market value of one Share as determined in accordance with Section 1.3 above is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.2 above as to all Shares for which it shall not previously have been exercised, and the Company shall, within a reasonable time, deliver a certificate representing the Shares issued upon such exercise to Holder.

5.2    Legends. Each certificate evidencing Shares shall be imprinted with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT

AS SET FORTH IN THAT CERTAIN WARRANT TO PURCHASE STOCK ISSUED BY THE ISSUER TO SILICON VALLEY BANK DATED MAY 17, 2016 MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

And, if then applicable, a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING, AS SET FORTH IN THE WARRANT PURSUANT TO WHICH THESE SHARES WERE ISSUED, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.

5.3    Compliance with Securities Laws on Transfer. This Warrant and the Shares issued upon exercise of this Warrant may not be transferred or assigned in whole or in part except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to SVB Financial Group (Silicon Valley Bank's parent company) or any other affiliate of Holder, provided that any such transferee is an "accredited investor" as defined in Regulation D promulgated under the Act. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of Rule 144 promulgated under the Act.

5.4    Transfer Procedure. After receipt by Silicon Valley Bank of the executed Warrant, Silicon Valley Bank will transfer all of this Warrant to its parent company, SVB Financial Group. By its acceptance of this Warrant, SVB Financial Group hereby makes to the Company each of the representations and warranties set forth in Section 4 hereof and agrees to be bound by all of the terms and conditions of this Warrant as if the original Holder hereof. Subject to the provisions of Section 5.3 and upon providing the Company with written notice, SVB Financial Group and any subsequent Holder may transfer all or part of this Warrant or the Shares issued upon exercise of this Warrant to any transferee, provided, however, in connection with any such transfer, SVB Financial Group or any subsequent Holder will give the Company notice of the portion of the Warrant and/or Shares being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable); and provided further, that any subsequent transferee other than SVB Financial Group shall agree in writing with the Company to be bound by all of the terms and conditions of this Warrant. Notwithstanding any contrary provision herein, at all times prior to the IPO, Holder may not, without the Company's prior written consent, transfer this Warrant or any portion hereof, or any Shares issued upon any exercise hereof, to any person or entity who directly competes with the Company, except in connection with an Acquisition of the Company by such a direct competitor.

5.5    Notices. All notices and other communications hereunder from the Company to the Holder, or vice versa, shall be deemed delivered and effective (i) when given personally, (ii) on the third (3rd) Business Day after being mailed by first-class registered or certified mail, postage prepaid, (iii) upon actual receipt if given by facsimile or electronic mail and such receipt is confirmed in writing by the recipient, or (iv) on the first Business Day following delivery to a reliable overnight courier service, courier fee prepaid, in any case at such address as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or such Holder from time to time in accordance with the provisions of this Section 5.5. All notices to Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

SVB Financial Group
Attn: Treasury Department
3003 Tasman Drive, HC 215
Santa Clara, CA 95054
Telephone: (408) 654-7400
Facsimile: (408) 988-8317
Email address: derivatives@svb.com

Notice to the Company shall be addressed as follows until Holder receives notice of a change in address:

Quantenna Communications, Inc.
Attn: Chief Financial Officer
3450 West Warren Avenue
Fremont, CA 94538
Telephone:
Facsimile:
Email:

With a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati, P.C.
Attn: Arthur F. Schneiderman
650 Page Mill Road
Palo Alto, CA 94304
Telephone: (650) 320-4602
Facsimile: (650) 493-6811
Email: ASchneiderman@wsgr.com

5.6    Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

5.7    Attorneys' Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

5.8    Counterparts; Facsimile/Electronic Signatures. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement. Any signature page delivered electronically or by facsimile shall be binding to the same extent as an original signature page with regards to any agreement subject to the terms hereof or any amendment thereto.

5.9    Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

5.10    Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

5.11    Business Days. "Business Day" is any day that is not a Saturday, Sunday or a day on which Silicon Valley Bank is closed.

[Remainder of page left blank intentionally]
[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Warrant to Purchase Stock to be executed by their duly authorized representatives effective as of the Issue Date written above.

"COMPANY"

QUANTENNA COMMUNICATIONS, INC.

By:	/s/ Philippe Morali

Name:	Philippe Morali
(Print)
Title:	CFO

"HOLDER"

SILICON VALLEY BANK

By:	/s/ Patrick Q. Scheper

Name:	Patrick Q. Scheper
(Print)
Title:	Director

APPENDIX 1

NOTICE OF EXERCISE

1.    The undersigned Holder hereby exercises its right to purchase __________ shares of the Common/Series _______ Preferred [circle one] Stock of __________________ (the "Company") in accordance with the attached Warrant To Purchase Stock, and tenders payment of the aggregate Warrant Price for such shares as follows:

[ ]	check in the amount of $ _________ payable to order of the Company enclosed herewith

[ ]	Wire transfer of immediately available funds to the Company's account

[ ]	Cashless Exercise pursuant to Section 1.2 of the Warrant

[ ]	Other [Describe] _________________________________________________

2.    Please issue a certificate or certificates representing the Shares in the name specified below:

Holder's Name

(Address)

3.    By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Section 4 of the Warrant to Purchase Stock as of the date hereof.

HOLDER:

By:
Name:
Title:
(Date):

Appendix 1

SCHEDULE 1

Company Capitalization Table

See attached

Schedule 1

As of 03.27.16
Type											Total Shares Fully
	Investor	Common Stock	Options	Series A	Series B	Series C	Series D	Series E	Series F·'	Series G	Diluted	% Owned
Preferred	Sequoia			41,459,172	9,452,486	13,242,605	54,909,096	32,015,810	155,334,001	14,776,410	321,189,580	20.5%
Preferred	Venrock			30,417,211	6,934,972	9,332,451	40,281,390	23,489,040	19,181,793	3,027,636	132,664,493	8.5%
Preferred	Rusnano								129,161,690	5,778,097	134,939,787	8.6%
Preferred	Sigma				35,506,162	8,721,596	37,560,222	21,979,877	14,791,434	3,694,101	122,253,393	7.8%
Preferred	Southern Cross Venture Partners					39,576,600	36,991,820	21,742,723	17,058,211		115,369,354	7.4%
Preferred	DAG Ventures							89,831,117	15,600,205	2,585,871	108,017,193	6.9%
Preferred	Grazia	400,000			12,888,070	4,141,943	14,441,584	8,983,110	3,229,042	1,108,049	45,191,798	2.9%
Preferred	Swlsscom					6,183,844	12,710,686	17,970,823		2,770,122	39,635,475	2.5%
Preferred	Walden Venture									29,475,702	29,475,702	1.9%
Preferred	Telefonica							26,949,335		2,177,436	29,126,771	1.9%
Preferred	Batios Holdings								25,913,728		25,913,728	1.7%
Preferred	CSR							22,457,779			22,457,779	1.4%
Preferred	Centerview									19,159,206	19,159,206	1.2%
Preferred	Others			2,075,146	6,104,222	247,354	6,950,057		141,441	3,684,463	19,202,683	1.2%
Preferred	Freescale Semiconductor, Inc.									12,000,000	12,000,000	0.8%
Preferred	NTT Finance 2007 LP									11,080,491	11,080,491	0.7%
Preferred	Vivint Wireless, Inc									11,082,308	11,082,308	0.7%
Preferred	Marren, John				4,296,000			1,347,466		131,823	5,775,289	0.4%
Preferred	Uniquest					5,147,125	4,152,468			217,189	9,516,782	0.6%
Preferred	Wan Lim, Charles Chang				4,296,000		4,152,152			197,304	8,645,456	0.6%
Preferred	Halteras						6,310,742	673,734	696,985	923,525	8,604,986	0.5%
Preferred	Huitung Investments (BVI) Limited									7,368,926	7,368,926	0.5%
Preferred	SAB Fund I Trust									257,912	257,912	0.0%
Preferred	Eastward									1,009,542	1,009,542	0.1%
Warrants	Warrants - Eastward								1,937,425		1,937,425	0.1%
Warrants	Warrants - Centerview (Common Stock)	14,435,000									14,435,000	0.9%
Warrants	Warrants - Behrooz Rezvanl (Common Stock)									15,162,826	15,162,826	1.0%
Warrants	Warrants·Airfide (Common Stock)									450,000	450,000	0.0%
Common	Common Stock	42,647,982									42,647,982	2.7%
Options	Outstanding - Granted		250,812,841								250,812,841	16.0%
Options	Outstanding - Available		4,083,691								4,083,691	0.3%
	Total Shares	57,482,982	254,896,532	73,951,529	79,477,912	86,593,518	218,460,217	267,440,814	383,045,955	148,118,939	1,569,468,397	100.0%

	Common	42,647,982	—	—	—	—	—	—	—	—	42,647,982	2.7%
	Options		254,896,532	—	—	—	—	—	—	—	254,896,532	16.2%
	Warrants	14,435,000	—	—	—	—	—	—	1,937,425	15,612,826	31,985,251	2.0%
	Preferred	400,000	—	73,951,529	79,477,912	86,593,518	218,460,217	267,440,814	381,108,530	132,506,113	1,239,938,632	79.0%
	Total Diluted Shares	57,482,982	254,896,532	73,951,529	79,477,912	86,593,518	218,460,217	267,440,814	383,045,955	146,118,939	1,569,468,397	100.0%
	Check	—	—	—	—	—	—	—	—	—	—
	**Shares outstanding as converted.
	**Shares outstanding as converted.